                                                                      Exhibit 99

Lehman Brothers                                       Mortgage Backed Securities

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MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-I $538,061,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 3-A-1 and 3-A-2 (Offered
Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

September 13, 2004

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

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                                                  To Roll/(1)/
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                                                                          Expected
                                                     Est.   Est. Prin.   Maturity to               Expected
           Approx.                                   WAL      Window     Roll @ 25%    Delay        Ratings
Class    Size/(2)/     Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
---------------------------------------------------------------------------------------------------------------
Offered Certificates

1-A-1   $ 39,920,000    Variable - Pass-thru/(3)/    1.96     1 - 36      09/25/2007     24         AAA/Aaa
1-A-2     39,920,000    Variable - Pass-thru/(3)/    1.96     1 - 36      09/25/2007     24         AAA/Aaa
2-A-1    100,000,000    Variable - Pass-thru/(4)/    2.57     1 - 59      08/25/2009     24         AAA/Aaa
2-A-2    150,000,000    Variable - Pass-thru/(4)/    2.57     1 - 59      08/25/2009     24         AAA/Aaa
2-A-3    150,137,000    Variable - Pass-thru/(4)/    2.57     1 - 59      08/25/2009     24         AAA/Aaa
3-A-1     29,042,000    Variable - Pass-thru/(5)/    2.86     1 - 83      08/25/2011     24         AAA/Aaa
3-A-2     29,042,000    Variable - Pass-thru/(5)/    2.86     1 - 83      08/25/2011     24         AAA/Aaa

Not Offered Hereunder

B-1     $ 10,311,000                                                                                   N.A.
B-2        3,344,000                                                                                   N.A.
B-3        1,950,000                                                                                   N.A.
B-4        1,394,000                                                                                   N.A.
B-5          836,000                                                                                   N.A.
B-6        1,393,372                                                                                   N.A.
1-A-R            100                                                                                   N.A.
1-IO             TBD   Fixed - Interest Only                                                           N.A.
2-IO             TBD   Fixed - Interest Only                                                           N.A.
3-IO             TBD   Fixed - Interest Only                                                           N.A.
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/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, August 2009 and August 2011, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to October 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     --
     [  ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For
      --
     each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to September 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]%, [  ]% and [  ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3
      --     --        --
     Certificates, respectively. For each Distribution Date occurring in the month of or after September 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]% and [  ]% for the Class 3-A-1 and Class 3-A-2 Certificates,
      --        --
     respectively. For each Distribution Date occurring in the month of or after September 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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Lehman Brothers                                       Mortgage Backed Securities

----------------------------------------------------------------------------------------------------------------
                                                   To Maturity
----------------------------------------------------------------------------------------------------------------
                                                    Est.   Est. Prin.      Expected                  Expected
           Approx.                                  WAL       Window        Final       Delay        Ratings
Class     Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(5)/   Maturity/(5)/    Days   (Fitch/ Moody's)
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Offered Certificates
1-A-1   $ 39,920,000   Variable - Pass-thru/(2)/    3.23     1 - 360      09/25/2034      24         AAA/Aaa
1-A-2     39,920,000   Variable - Pass-thru/(2)/    3.23     1 - 360      09/25/2034      24         AAA/Aaa
2-A-1    100,000,000   Variable - Pass-thru/(3)/    3.30     1 - 360      09/25/2034      24         AAA/Aaa
2-A-2    150,000,000   Variable - Pass-thru/(3)/    3.30     1 - 360      09/25/2034      24         AAA/Aaa
2-A-3    150,137,000   Variable - Pass-thru/(3)/    3.30     1 - 360      09/25/2034      24         AAA/Aaa
3-A-1     29,042,000   Variable - Pass-thru/(4)/    3.23     1 - 360      09/25/2034      24         AAA/Aaa
3-A-2     29,042,000   Variable - Pass-thru/(4)/    3.23     1 - 360      09/25/2034      24         AAA/Aaa
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/(1)/ Class sizes are subject to change.

/(2)/ For each Distribution Date occurring prior to October 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     --
     [  ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For
      --
     each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(3)/ For each Distribution Date occurring prior to September 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]%, [  ]% and [  ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3
      --     --        --
     Certificates, respectively. For each Distribution Date occurring in the month of or after September 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]% and [  ]% for the Class 3-A-1 and Class 3-A-2 Certificates,
      --        --
     respectively. For each Distribution Date occurring in the month of or after September 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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Lehman Brothers                                       Mortgage Backed Securities

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                          Preliminary Summary of Terms
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Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2004-I

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $557,289,472

Securities Offered:              $39,920,000 Class 1-A-1 Certificates
                                 $39,920,000 Class 1-A-2 Certificates
                                 $100,000,000 Class 2-A-1 Certificates
                                 $150,000,000 Class 2-A-2 Certificates
                                 $150,137,000 Class 2-A-3 Certificates
                                 $29,042,000 Class 3-A-1 Certificates
                                 $29,042,000 Class 3-A-2 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 26.07% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.76% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 1.26% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 5.49% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:           Week of September 13, 2004

Expected Closing Date:           September 28, 2004

Collection Period:               The calendar month preceding the current
                                 Distribution Date.

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                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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Lehman Brothers                                       Mortgage Backed Securities

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                          Preliminary Summary of Terms
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Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: October 25,
                                 2004)

Cut-Off Date:                    September 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                 3-A-1 and 3-A-2 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2 and 2-A-3

Group 3-A Certificates:          Class 3-A-1 and 3-A-2

Day Count:                       30/360

Group 1, Group 2 and Group 3     25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

Denominations:                    Original
                                 Certificate      Minimum       Incremental
                                     Form      Denominations   Denominations
                                 -----------   -------------   -------------
   Class A Offered
      Certificates                Book Entry       $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").

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                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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Lehman Brothers                                       Mortgage Backed Securities

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                          Preliminary Summary of Terms
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Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated concurrently to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                                 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 3 will generally be allocated concurrently to the Class 3-A-1 and Class 3-A-2 Certificates until their class balances have been reduced to zero. The
                                 Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                 Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of the other Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3,
                                 Class 3-A-1 and Class 3-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on September 1, 2004. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be [0.0045%] per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for Loan Group 2 and Loan Group 3 will be 0.250% per annum.

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                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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Lehman Brothers                                       Mortgage Backed Securities

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                          Preliminary Summary of Terms
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Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the related
                                 Collection Period (in each case, net of
                                 unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

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                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
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Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                     Senior Prepayment Percentage
                                 -----------------                     ----------------------------
                                 October 2004 through September 2011   100%;
                                 October 2011 through September 2012   the applicable Senior Percentage plus,
                                                                       70% of the applicable Subordinate Percentage;
                                 October 2012 through September 2013   the applicable Senior Percentage plus,
                                                                       60% of the applicable Subordinate Percentage;
                                 October 2013 through September 2014   the applicable Senior Percentage plus,
                                                                       40% of the applicable Subordinate Percentage;
                                 October 2014 through September 2015   the applicable Senior Percentage plus,
                                                                       20% of the applicable Subordinate Percentage;
                                 October 2015 and thereafter           the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the October
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the October 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                        --------------------------------
                                     Class A
                             Credit Support (3.45%)
                        --------------------------------
                                    Class B-1
                             Credit Support (1.60%)
                        --------------------------------
                                    Class B-2
                             Credit Support (1.00%)            Order of
       Priority of      --------------------------------         Loss
         Payment                    Class B-3                 Allocation
                             Credit Support (0.65%)
                        --------------------------------
                                    Class B-4
                             Credit Support (0.40%)
                        --------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                        --------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                        --------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions

      --------------------------------------------------------------------
                             First, to the Trustee.
      --------------------------------------------------------------------

      --------------------------------------------------------------------
      Second, to the Class 1-IO, Class 2-IO and Class 3-IO Certificates to
                                  pay Interest;
      --------------------------------------------------------------------

      --------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
      --------------------------------------------------------------------

      --------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
      --------------------------------------------------------------------

      --------------------------------------------------------------------
                      Fifth, sequentially, to each class of
                  Subordinate Certificates to pay Interest and
                    Principal in the order of numerical class
              designations, beginning with Class B-1 Certificates,
                     until each class balance is zero; and
      --------------------------------------------------------------------

      --------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
      --------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%         40%           50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.454       3.439         3.431       3.421         3.410       3.383         3.349
Average Life (Years)        2.726       2.325         2.139       1.964         1.799       1.499         1.234
Modified Duration           2.551       2.183         2.012       1.851         1.699       1.422         1.176
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007
Principal # Months           36           36           36           36           36           36           36

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%         40%           50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             3.763       3.679         3.629       3.574         3.513       3.367         3.181
Average Life (Years)        2.726       2.325         2.139       1.964         1.799       1.499         1.234
Modified Duration           2.525       2.165         1.998       1.840         1.691       1.419         1.177
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007
Principal # Months           36           36           36           36           36           36           36

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%         40%           50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.092       4.072         4.060       4.046         4.031       3.994         3.948
Average Life (Years)        4.281       3.316         2.921       2.573         2.264       1.755         1.361
Modified Duration           3.823       2.991         2.649       2.345         2.075       1.626         1.275
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009
Principal # Months           59           59           59           59           59           59           59

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%         40%           50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             4.246       4.188         4.154       4.115         4.072       3.966         3.832
Average Life (Years)        4.281       3.316         2.921       2.573         2.264       1.755         1.361
Modified Duration           3.799       2.978         2.639       2.338         2.071       1.626         1.277
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, August 2009 and August 2011, respectively.

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.412        4.316        4.260        4.196        4.124        3.950        3.729
Average Life (Years)        4.281        3.316        2.921        2.573        2.264        1.755        1.361
Modified Duration           3.775        2.963        2.629        2.332        2.067        1.626        1.279
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009
Principal # Months           59           59           59           59           59           59           59

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.408       4.385         4.371       4.355         4.337       4.294         4.240
Average Life (Years)        5.530       3.936         3.350       2.859         2.449       1.821         1.377
Modified Duration           4.729       3.434         2.951       2.544         2.200       1.666         1.280
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011
Principal # Months           83           83           83           83           83           83           83

3-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.745       4.640         4.577       4.505         4.424       4.232         3.993
Average Life (Years)        5.530       3.936         3.350       2.859         2.449       1.821         1.377
Modified Duration           4.658       3.400         2.928       2.530         2.193       1.667         1.285
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011
Principal # Months           83           83           83           83           83           83           83

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, August 2009 and August 2011, respectively.

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.012        3.858        3.786        3.718        3.654        3.540        3.441
Average Life (Years)       11.152        5.326        4.068        3.230        2.639        1.869        1.389
Modified Duration           8.160        4.431        3.512        2.863        2.385        1.734        1.309
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   05/25/2031
Principal # Months           360          360          360          360          360          360          320

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.108        3.974        3.898        3.816        3.727        3.526        3.289
Average Life (Years)       11.152        5.326        4.068        3.230        2.639        1.869        1.389
Modified Duration           7.993        4.360        3.465        2.833        2.366        1.728        1.309
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   05/25/2031
Principal # Months           360          360          360          360          360          360          320

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.256        4.179        4.145        4.111        4.080        4.020        3.959
Average Life (Years)       11.580        5.486        4.174        3.303        2.690        1.895        1.403
Modified Duration           8.239        4.454        3.525        2.870        2.388        1.733        1.307
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   06/25/2032
Principal # Months           360          360          360          360          360          360          333

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             4.328        4.258        4.215        4.168        4.115        3.993        3.846
Average Life (Years)       11.580        5.486        4.174        3.303        2.690        1.895        1.403
Modified Duration           8.139        4.418        3.503        2.858        2.381        1.732        1.309
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   11/25/2032
Principal # Months           360         360           360         360           360         360           338

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.405        4.344        4.295        4.233        4.160        3.978        3.746
Average Life (Years)       11.580        5.486        4.174        3.303        2.690        1.895        1.403
Modified Duration           8.035        4.380        3.480        2.844        2.374        1.731        1.311
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   11/25/2032
Principal # Months           360          360          360          360          360          360          338

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.404        4.388        4.375        4.359        4.340        4.296        4.241
Average Life (Years)       11.206        5.338        4.072        3.231        2.638        1.867        1.387
Modified Duration           7.852        4.282        3.403        2.783        2.324        1.697        1.286
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   01/25/2031
Principal # Months           360          360          360          360          360          360          316

3-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.609        4.593        4.554        4.496        4.423        4.235        3.995
Average Life (Years)       11.206        5.338        4.072        3.231        2.638        1.867        1.387
Modified Duration           7.631        4.211        3.364        2.762        2.314        1.698        1.292
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   01/25/2031
Principal # Months           360          360          360          360          360          360          316

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 26.07% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                    Collateral Summary    Range (if applicable)
                                    ------------------   -----------------------
Total Outstanding Loan Balance            $82,693,526
Total Number of Loans                             159
Average Loan Principal Balance               $520,085    $335,558 to $1,000,000
WA Gross Coupon                                4.894%          3.875% to 5.875%
WA FICO                                           732                623 to 824
WA Original Term (mos.)                           360                300 to 360
WA Remaining Term (mos.)                          359                300 to 360
WA OLTV                                        72.31%          21.74% to 95.00%
WA Months to First Rate
   Adjustment Date                          36 months           34 to 36 months
Gross Margin                                   2.250%
WA Rate Ceiling                               10.894%         9.875% to 11.875%
Geographic Concentration of
   Mortgaged                         CA        63.18%
Properties (Top 5 States) based
   on the Aggregate                  FL         8.80%
Stated Principal Balance             NV         3.65%
                                     VA         3.39%
                                     AZ         3.04%
--------------------------------------------------------------------------------

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Occupancy                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                   143       $74,683,325.91         90.31%
Second Home                          11         5,922,107.48          7.16
Investor Property                     5         2,088,092.21          2.53
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
     Property Type                 Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence              98       $50,967,585.51         61.63%
PUD-Detached                         31        16,154,409.57         19.54
Condominium                          17         8,141,284.85          9.85
PUD-Attached                          5         2,331,112.69          2.82
2-Family                              3         2,097,681.74          2.54
4-Family                              2         1,143,143.92          1.38
3-Family                              1           849,002.07          1.03
Cooperative                           1           619,305.25          0.75
Townhouse                             1           390,000.00          0.47
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
      Purpose                      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                            104       $53,317,163.68         64.48%
Refinance-Rate/Term                  30        17,839,118.85         21.57
Refinance-Cashout                    25        11,537,243.07         13.95
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
   Geographic Area                 Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                           97       $52,241,664.22         63.18%
Florida                              15         7,273,668.63          8.80
Nevada                                7         3,016,737.65          3.65
Virginia                              7         2,805,236.94          3.39
Arizona                               3         2,514,393.55          3.04
Washington                            3         1,739,843.15          2.10
Illinois                              3         1,560,679.72          1.89
Michigan                              3         1,502,704.23          1.82
Wisconsin                             2         1,409,500.00          1.70
Maryland                              3         1,277,759.81          1.55
Colorado                              2         1,106,500.00          1.34
Connecticut                           2           934,054.04          1.13
Georgia                               2           925,000.00          1.12
District of Columbia                  2           709,547.06          0.86
New Mexico                            1           660,000.00          0.80
North Carolina                        1           580,000.00          0.70
New York                              1           507,000.00          0.61
Missouri                              1           495,000.00          0.60
New Hampshire                         1           367,920.00          0.44
Texas                                 1           361,000.00          0.44
Massachusetts                         1           359,596.60          0.43
South Carolina                        1           345,720.00          0.42
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.97% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
 California State Distribution     Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------------------------------------------
Northern California                  66       $35,056,915.66         67.11%
Southern California                  31        17,184,748.56         32.89
--------------------------------------------------------------------------------
Total:                               97       $52,241,664.22        100.00%
================================================================================

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00               8       $ 2,750,347.62          3.33%
350,000.01 - 400,000.00              33        12,333,972.63         14.92
400,000.01 - 450,000.00              31        13,068,536.91         15.80
450,000.01 - 500,000.00              29        13,828,874.79         16.72
500,000.01 - 550,000.00              14         7,290,605.27          8.82
550,000.01 - 600,000.00              10         5,845,997.96          7.07
600,000.01 - 650,000.00               8         5,048,549.08          6.11
650,000.01 - 700,000.00               4         2,708,716.12          3.28
700,000.01 - 750,000.00               4         2,912,855.62          3.52
800,000.01 - 850,000.00               2         1,678,027.61          2.03
850,000.01 - 900,000.00               6         5,283,492.83          6.39
950,000.01 - 1,000,000.00            10         9,943,549.16         12.02
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $520.085.

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
  Original Loan-To-Value          Mortgage     Balance as of    Pool Principal
        Ratios (%)                 Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
20.01 - 25.00                         1       $ 1,000,000.00          1.21%
35.01 - 40.00                         3         1,345,000.00          1.63
40.01 - 45.00                         2         1,349,779.22          1.63
45.01 - 50.00                         5         3,195,000.00          3.86
50.01 - 55.00                         4         2,478,955.94          3.00
55.01 - 60.00                         7         4,567,780.45          5.52
60.01 - 65.00                         7         3,369,203.67          4.07
65.01 - 70.00                        13         7,867,485.67          9.51
70.01 - 75.00                        23        11,660,278.56         14.10
75.01 - 80.00                        85        42,425,716.60         51.30
85.01 - 90.00                         3         1,214,483.06          1.47
90.01 - 95.00                         6         2,219,842.43          2.68
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.31%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)       Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                         1       $   341,600.00          0.41%
4.001 - 4.250                         2         1,384,900.00          1.67
4.251 - 4.500                        10         5,462,264.73          6.61
4.501 - 4.750                        58        30,424,130.67         36.79
4.751 - 5.000                        48        23,755,102.07         28.73
5.001 - 5.250                        23        12,621,181.91         15.26
5.251 - 5.500                        14         6,206,509.83          7.51
5.501 - 5.750                         2         1,498,855.94          1.81
5.751 - 6.000                         1           998,980.45          1.21
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.894% per annum.

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                               159       $82,693,525.60        100.00%
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
      Rate Ceilings (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
9.001 - 10.000                        1       $   341,600.00          0.41%
10.001 - 11.000                     118        61,026,397.47         73.80
11.001 - 12.000                      40        21,325,528.13         25.79
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.894% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate             % of
                                 Number Of   Stated Principal    Cut-Off Date
   First Rate Adjustment          Mortgage     Balance as of    Pool Principal
           Date                    Loans      Cut-Off Date          Balance
--------------------------------------------------------------------------------
July 1, 2007                          1       $   426,945.32          0.52%
August 1, 2007                       61        32,225,149.47         38.97
September 1, 2007                    97        50,041,430.81         60.51
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
281 - 300                             1       $   580,000.00          0.70%
341 - 360                           158        82,113,525.60         99.30
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                             7       $ 3,658,810.96          4.42%
751 - 800                            57        28,781,939.87         34.81
701 - 750                            52        29,582,929.99         35.77
651 - 700                            30        14,639,969.75         17.70
601 - 650                            11         5,308,289.11          6.42
Not Scored                            2           721,585.92          0.87
--------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.76% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.26% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                 Collateral Summary     Range (if applicable)
                                 ------------------   --------------------------
Total Outstanding Loan Balance      $414,435,452
Total Number of Loans                        789
Average Loan Principal Balance      $    525,267        $334,000 to $1,498,577
WA Gross Coupon                           5.348%              3.875% to 6.625%
WA FICO                                      736                    620 to 817
WA Original Term (mos.)                      359                    180 to 360
WA Remaining Term (mos.)                     358                    179 to 360
WA OLTV                                   73.49%              19.12% to 95.00%
WA Months to First Rate
   Adjustment Date                     59 months               57 to 60 months
Gross Margin                              2.250%
WA Rate Ceiling                          10.348%             8.875% to 11.625%

--------------------------------------------------------------------------------

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of
   Mortgaged                     CA       61.69%
Properties (Top 5 States)
   based on the Aggregate        FL        7.98%
Stated Principal Balance         VA        4.78%
                                 IL        3.77%
                                 CO        2.54%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                   691       $362,414,027.13        87.45%
Second Home                          84         44,834,699.91        10.82
Investor Property                    14          7,186,725.32         1.73
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal     Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Property Type              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence             448       $244,313,783.36        58.95%
PUD-Detached                        195        102,597,087.42        24.76
Condominium                         110         50,184,455.60        12.11
PUD-Attached                         27         12,061,015.93         2.91
2-Family                              8          4,629,683.54         1.12
4-Family                              1            649,426.51         0.16
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                            553       $291,376,616.33        70.31%
Refinance-Rate/Term                 118         66,749,787.65        16.11
Refinance-Cashout                   118         56,309,048.38        13.59
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

            Geographical Distribution of the Mortgage Properties of
                         the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                          480       $255,685,212.72        61.69%
Florida                              65         33,059,358.23         7.98
Virginia                             41         19,796,041.12         4.78
Illinois                             28         15,606,653.89         3.77
Colorado                             17         10,516,165.57         2.54
Maryland                             22          9,564,404.72         2.31
Nevada                               20          9,033,082.01         2.18
South Carolina                       13          7,246,058.16         1.75
North Carolina                       13          7,169,937.80         1.73
District of Columbia                 11          6,041,293.99         1.46
Arizona                              10          5,297,670.99         1.28
Texas                                10          4,889,419.95         1.18
Washington                           10          4,828,525.62         1.17
Georgia                               9          4,190,730.28         1.01
Massachusetts                         7          3,586,025.59         0.87
Michigan                              4          3,096,048.00         0.75
New York                              4          2,605,339.30         0.63
New Jersey                            4          2,439,819.28         0.59
Hawaii                                3          1,548,550.00         0.37
Connecticut                           3          1,289,412.98         0.31
Rhode Island                          1            932,000.00         0.22
Oregon                                2            929,842.00         0.22
Alabama                               2            745,487.34         0.18
Ohio                                  1            506,230.58         0.12
Missouri                              1            479,200.00         0.12
New Mexico                            1            464,000.00         0.11
Pennsylvania                          1            452,000.00         0.11
Kentucky                              1            439,506.95         0.11
Minnesota                             1            426,732.40         0.10
Montana                               1            425,000.00         0.10
Vermont                               1            410,000.00         0.10
New Hampshire                         1            368,125.00         0.09
Indiana                               1            367,577.89         0.09
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.79% of the Group 2
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                                     % of
                                                                  Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
 California State Distribution     Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------------------------------------------
Southern California                 251       $133,137,453.73        52.07%
Northern California                 229        122,547,758.99        47.93
--------------------------------------------------------------------------------
Total:                              480       $255,685,212.72       100.00%
================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00              35       $ 12,049,653.07         2.91%
350,000.01 - 400,000.00             188         70,944,415.54        17.12
400,000.01 - 450,000.00             142         60,576,662.55        14.62
450,000.01 - 500,000.00             122         58,452,182.23        14.10
500,000.01 - 550,000.00              63         32,864,801.64         7.93
550,000.01 - 600,000.00              56         32,454,279.30         7.83
600,000.01 - 650,000.00              42         26,762,475.65         6.46
650,000.01 - 700,000.00              29         19,537,405.75         4.71
700,000.01 - 750,000.00              24         17,532,416.02         4.23
750,000.01 - 800,000.00              19         14,766,755.68         3.56
800,000.01 - 850,000.00              11          9,130,011.06         2.20
850,000.01 - 900,000.00              15         13,265,843.28         3.20
900,000.01 - 950,000.00               9          8,343,923.85         2.01
950,000.01 - 1,000,000.00            20         19,750,950.00         4.77
1,000,000.01 - 1,500,000.00          14         18,003,676.74         4.34
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $525,267.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
           Ratios (%)              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                         1       $    650,000.00         0.16%
20.01 - 25.00                         1            488,982.47         0.12
30.01 - 35.00                         3          1,159,560.23         0.28
35.01 - 40.00                         6          2,584,180.00         0.62
40.01 - 45.00                         9          4,458,729.98         1.08
45.01 - 50.00                        23         12,067,716.30         2.91
50.01 - 55.00                        21         11,324,867.75         2.73
55.01 - 60.00                        28         15,491,851.08         3.74
60.01 - 65.00                        39         22,359,274.64         5.40
65.01 - 70.00                        83         48,130,593.96        11.61
70.01 - 75.00                        78         43,616,770.02        10.52
75.01 - 80.00                       484        246,893,845.39        59.57
80.01 - 85.00                         1            398,650.00         0.10
85.01 - 90.00                         4          1,694,860.00         0.41
90.01 - 95.00                         8          3,115,570.54         0.75
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.49%.

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.751 - 4.000                         1       $    673,673.07         0.16%
4.001 - 4.250                         4          2,315,457.82         0.56
4.251 - 4.500                         7          3,391,185.88         0.82
4.501 - 4.750                        21         11,689,527.08         2.82
4.751 - 5.000                        85         46,052,524.20        11.11
5.001 - 5.250                       221        114,373,651.39        27.60
5.251 - 5.500                       282        147,179,725.63        35.51
5.501 - 5.750                       130         68,388,953.19        16.50
5.751 - 6.000                        29         14,637,474.42         3.53
6.001 - 6.250                         6          4,010,218.09         0.97
6.251 - 6.500                         2          1,073,635.08         0.26
6.501 - 6.750                         1            649,426.51         0.16
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.348% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                               789       $414,435,452.36       100.00%
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
      Rate Ceilings (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.001 - 9.000                         1       $    673,673.07         0.16%
9.001 - 10.000                      117         63,448,694.98        15.31
10.001 - 11.000                     662        344,579,804.63        83.14
11.001 - 12.000                       9          5,733,279.68         1.38
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.348% per annum.

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
June 1, 2009                          2       $  2,440,000.00         0.59%
July 1, 2009                          2            771,977.31         0.19
August 1, 2009                      426        222,967,498.60        53.80
September 1, 2009                   359        188,255,976.45        45.42
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage    Balance as of     Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
161 - 180                             4       $  1,837,753.36         0.44%
221 - 240                             1            558,714.50         0.13
281 - 300                             1            446,000.00         0.11
341 - 360                           783        411,592,984.50        99.31
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                            28       $ 13,497,478.59         3.26%
751 - 800                           315        163,987,657.18        39.57
701 - 750                           258        136,108,017.46        32.84
651 - 700                           165         88,883,036.71        21.45
601 - 650                            20         10,431,601.24         2.52
Not Scored                            3          1,527,661.18         0.37
--------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

                  Collateral Summary of Group 3 Mortgage Loans

--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 5.49% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                    Collateral Summary    Range (if applicable)
                                    ------------------   ----------------------

Total Outstanding Loan Balance          $60,160,494
Total Number of Loans                           114
Average Loan Principal Balance          $   527,724      $343,263 to $1,035,937
WA Gross Coupon                               5.614%            4.500% to 6.375%
WA FICO                                         749                  627 to 831
WA Original Term (mos.)                         360
WA Remaining Term (mos.)                        359                  350 to 360
WA OLTV                                       71.45%            34.76% to 80.00%
WA Months to First Rate
   Adjustment Date                         83 months             74 to 84 months
Gross Margin                                  2.250%
WA Rate Ceiling                              10.614%           9.500% to 11.375%
--------------------------------------------------------------------------------

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of
   Mortgaged                        CA       46.94%
Properties (Top 5 States) based
   on the Aggregate                 VA        8.17%
Stated Principal Balance            NC        5.36%
                                    FL        4.90%
                                    MD        3.83%
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                   104       $55,080,048.69         91.56%
Second Home                           9         4,661,225.77          7.75
Investor Property                     1           419,219.91          0.70
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence              66       $34,902,212.75         58.02%
PUD-Detached                         32        16,195,135.39         26.92
Condominium                          11         5,615,066.12          9.33
4-Family                              2         1,619,540.09          2.69
2-Family                              2         1,332,540.02          2.21
PUD-Attached                          1           496,000.00          0.82
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                             88       $47,674,431.85         79.25%
Refinance-Rate/Term                  13         6,337,851.41         10.53
Refinance-Cashout                    13         6,148,211.11         10.22
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

             Geographical Distribution of the Mortgage Properties of
                         the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                           50       $28,240,471.99         46.94%
Virginia                              9         4,915,582.40          8.17
North Carolina                        7         3,222,329.96          5.36
Florida                               6         2,947,077.81          4.90
Maryland                              5         2,304,337.78          3.83
Massachusetts                         4         2,262,047.76          3.76
Georgia                               4         1,774,096.30          2.95
Washington                            4         1,613,905.99          2.68
Colorado                              3         1,460,011.01          2.43
South Carolina                        3         1,409,985.92          2.34
District of Columbia                  3         1,256,197.65          2.09
Illinois                              2         1,233,233.53          2.05
Nevada                                2         1,222,709.47          2.03
Texas                                 2           974,633.27          1.62
Tennessee                             1           875,000.00          1.45
Pennsylvania                          1           825,000.00          1.37
Connecticut                           1           672,000.00          1.12
Kansas                                1           561,350.00          0.93
New York                              1           439,041.13          0.73
Minnesota                             1           423,487.79          0.70
Missouri                              1           402,608.30          0.67
Michigan                              1           387,594.90          0.64
Idaho                                 1           369,604.45          0.61
Arizona                               1           368,186.96          0.61
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.29% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

          California State Distribution of the Mortgaged Properties of
                           the Group 3 Mortgage Loans

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                 Aggregate      Pool Principal
                                 Number Of   Stated Principal   Balance of the
                                  Mortgage     Balance as of      California
California State Distribution      Loans       Cut-Off Date     Mortgage Loans
--------------------------------------------------------------------------------
Southern California                  27       $14,503,675.85         51.36%
Northern California                  23        13,736,796.14         48.64
--------------------------------------------------------------------------------
Total:                               50       $28,240,471.99        100.00%
================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00               2       $   692,512.66          1.15%
350,000.01 - 400,000.00              27        10,212,954.31         16.98
400,000.01 - 450,000.00              21         8,981,806.32         14.93
450,000.01 - 500,000.00              16         7,834,083.27         13.02
500,000.01 - 550,000.00               9         4,791,740.44          7.96
550,000.01 - 600,000.00              10         5,795,032.22          9.63
600,000.01 - 650,000.00               6         3,828,807.64          6.36
650,000.01 - 700,000.00               8         5,469,154.56          9.09
700,000.01 - 750,000.00               6         4,366,805.64          7.26
800,000.01 - 850,000.00               2         1,675,000.00          2.78
850,000.01 - 900,000.00               3         2,603,079.53          4.33
900,000.01 - 950,000.00               1           922,624.96          1.53
950,000.01 - 1,000,000.00             2         1,950,955.50          3.24
1,000,000.01 - 1,500,000.00           1         1,035,937.32          1.72
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $527,724.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
30.01 - 35.00                         1       $   349,249.90          0.58%
40.01 - 45.00                         5         2,738,021.35          4.55
45.01 - 50.00                         4         1,751,134.11          2.91
50.01 - 55.00                         3         1,403,776.22          2.33
55.01 - 60.00                         6         2,913,622.71          4.84

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

60.01 - 65.00                        12         6,886,213.32         11.45
65.01 - 70.00                         9         5,413,349.35          9.00
70.01 - 75.00                        10         6,328,238.24         10.52
75.01 - 80.00                        64        32,376,889.17         53.82
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.45%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
4.251 - 4.500                         1       $ 1,035,937.32          1.72%
4.501 - 4.750                         6         3,249,093.37          5.40
4.751 - 5.000                         5         2,727,644.48          4.53
5.001 - 5.250                         5         2,554,007.31          4.25
5.251 - 5.500                        19        10,747,569.38         17.86
5.501 - 5.750                        38        19,848,161.17         32.99
5.751 - 6.000                        29        14,752,802.40         24.52
6.001 - 6.250                         9         4,182,059.03          6.95
6.251 - 6.500                         2         1,063,219.91          1.77
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.614% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                               114       $60,160,494.37        100.00%
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
9.001 - 10.000                       12       $ 7,012,675.17         11.66%

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

10.001 - 11.000                      91        47,902,540.26         79.62
11.001 - 12.000                      11         5,245,278.94          8.72
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.614% per annum.

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
November 1, 2010                      1       $ 1,035,937.32          1.72%
June 1, 2011                          2         1,619,540.09          2.69
July 1, 2011                         27        12,923,137.17         21.48
August 1, 2011                       57        28,846,505.79         47.95
September 1, 2011                    27        15,735,374.00         26.16
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                           114       $60,160,494.37        100.00%
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                            10       $ 4,759,261.65          7.91%
751 - 800                            55        29,755,479.52         49.46
701 - 750                            31        17,097,053.89         28.42
651 - 700                            14         6,933,338.62         11.52
601 - 650                             3         1,143,865.29          1.90
Not Scored                            1           471,495.40          0.78
--------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------